THE WEISER LAW FIRM, P.C.
KATHLEEN A. HERKENHOFF (SBN 168562)
12707 High Bluff Drive, Suite 200
San Diego, CA 92130
Telephone: 858/794-1441
kah@weiserlawfirm.com

Co-Lead Class Counsel for Plaintiffs and
Chair of the Executive Committee of Plaintiffs' Counsel

[Additional Counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF ALAMEDA

JAY SCHUFMAN, Individually and on Behalf of All Others Similarly Situated, Plaintiff, vs. PEET'S COFFEE & TEA, INC., et al., Defendants.	Lead Case No. RG12-640529 (Consolidated with Case Nos. RG12-640783; RG12-640956; RG12-641418; and RG12-641259) Assigned For All Purposes To: Judge Wynne S. Carvill Department: 21
This Document Relates To: ALL ACTIONS.	**CLASS ACTION** AMENDMENT NO. 1 TO OCTOBER 1, 2012 STIPULATION OF SETTLEMENT JUDGE: Wynne S. Carvill DEPT: 21 Date Lead Case Filed: July 24, 2012

WHEREAS, on October 1, 2012, the parties to the above-captioned consolidated civil action (the "Action"), (i) Plaintiffs Jay Schufman ("Schufman"), Timothy Robertson, Bruce Weir, David Light, and Gregory Pearson (collectively "Plaintiffs"), on behalf of themselves and each of the Settlement Class Members,[1] and (ii) Defendants Patrick J. O'Dea ("O'Dea"), Gerald Baldwin, Hilary Billings, David Deno, Ted W. Hall, Michael Linton, Elizabeth Sartain, and Jean-Michel Valette ("Valette") (collectively the "Individual Defendants), Defendant Peet's Coffee & Tea, Inc. ("Peet's"), Defendant JAB Holdings BV ("JAB") and Defendant Panther Merger Co. ("Merger Sub"), by and through their attorneys, entered into a Stipulation of Settlement (the "Stipulation"), subject to the approval of the Court, which is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims;

WHEREAS, on October 1, 2012, Plaintiffs filed a Notice of Motion and Motion for Preliminary Approval of Settlement (the "Motion") with the Superior Court of California, Alameda County (the "Court"), and noticed hearing for the Motion for October 3, 2012, pursuant to a prior order of the Court;

WHEREAS, at the hearing held on October 3, 2012 (the "Hearing"), the Court notified the Settling Parties that if the Settlement is granted final approval, the Court will enter a judgment but will not dismiss the Action so that the Court will retain jurisdiction over the Action to enforce the terms of the Stipulation;

WHEREAS, the same day as the Hearing, the Court entered an order (the "Order") granting the Motion and, among other things, directing the Settling Parties to submit in both hardcopy and electronic form a proposed order granting the Motion in the form directed by the Court at the Hearing (the "Revised Proposed Order"), and appending thereto, as Exhibit A, a proposed Notice to the Settlement Class in a form revised as directed by the Court at the Hearing (the "Revised Proposed Notice"); and

WHEREAS, pursuant to Section 7.6 of the Stipulation, and to conform the terms of the Stipulation to the Court's comments at the Hearing and to conform the Stipulation to the Revised

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[1] Unless otherwise stated or superseded herein, all defined terms have the same meaning as set forth in the Stipulation of Settlement, dated October 1, 2012 (the "Stipulation").

Proposed Order and the Revised Proposed Notice, the Settling Parties have agreed to amend or modify the Stipulation as set forth in this amendment (the "Amendment");

THEREFORE, ITS IS HEREBY STIPULATED AND AGREED, by and among the respective Settling Parties, that:

1. In Part II, page 5, lines 23-24, the words "and dismissed on the merits and with prejudice" are stricken and replaced with the words "finally resolved" such that the paragraph in Part II on page 5, lines 19-27 is amended to read as follows:

> Defendants have vigorously denied, and continue to deny: (i) any wrongdoing or liability with respect to all claims, events, and transactions alleged or complained of in the Action; (ii) that they engaged in any wrongdoing; (iii) that they committed any violation of law; (iv) that they breached any fiduciary duties; (v) that they acted improperly in any way; and (vi) that they have any liability of any kind to Plaintiffs and the Settlement Class, but consider it desirable that the Action be settled and finally resolved without costs to any of the Settling Parties (except as set forth below) in order to: (1) avoid the distraction, burden, and expense of further litigation; (2) dispose of potentially burdensome and protracted litigation; and (3) finally put to rest and terminate the claims asserted in the Action.

2. In the definition of "Judgment" in Part III, Section 1.6, page 6, line 18, the words "Exhibit D" are stricken and replaced with the words "Amended Exhibit D to Amendment No. 1 to October 1, 2012 Stipulation of Settlement" such that the definition of "Judgment" in Part III, Section 1.6, page 6, lines 17-18 is amended to read as follows:

> "Judgment" means the judgment to be rendered by the Court, substantially in the form attached as Amended Exhibit D to Amendment No. 1 to October 1, 2012 Stipulation of Settlement.

3. In the heading at Part III, Section 4, page 9, line 1, the words "Dismissed with Prejudice" are stricken and the heading at Part III, Section 4, page 9, line 1 is amended to read as follows:

> **Waiver and General Release**

4. In Part III, Section 4.1, page 9, line 4, the words "and dismissed with prejudice on the merits" are stricken and the paragraph in Part III, Section 4.1, page 9, lines 2-28 is amended to read as follows:

Upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and settled, to the fullest extent permitted by law, all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters and issues of any kind or nature whatsoever, whether legal, equitable or any other type, known or Unknown Claims (as defined below), contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, that have been, could have been, or in the future can or might be asserted in the Actions or in any court, tribunal or proceeding of any state or federal court (including, but not limited to, any claims arising under federal securities laws or under federal, state statutory or common law, or any other law, rule or regulation, including the law of any jurisdiction outside of the United States) by Plaintiffs or any Settlement Class Members (whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity) against the Released Parties, which have arisen, could have arisen, arise now or hereafter arise out of or relate to the allegations, facts, events, acquisitions, matters, acts, occurrences, decisions, conduct, statements, representations, omissions, or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved or set forth in, that is or could have been raised in, or referred to or otherwise related in any way to: (i) the claims or allegations asserted in the Action, (ii) the Proposed Transaction; (iii) any filing with the SEC relating to the Proposed Transaction; (iv) the negotiations in connection with the Proposed Transaction; (v) the public statements or disclosures or disclosure obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction; (vi) the fiduciary obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction, any SEC filings or any other matter in connection with the Proposed Transaction; or (vii) the entry by Defendants into this MOU, the Stipulation, the Settlement Documents and the Settlement (collectively, "Released Claims"). Notwithstanding the foregoing, this release shall not apply to or affect any shareholder's right or ability to pursue statutory appraisal rights pursuant to Chapter 23B.13 of

the Washington Business Corporation Act, nor shall it bar claims for the enforcement of the terms of the Settlement.

5. In Part III, Section 4.2, page 10, line 7, the words "and dismissed with prejudice on the merits" are stricken and the paragraph in Part III, Section 4.2, page 10, lines 1-25 is amended to read as follows:

"Unknown Claims" means any claim that any Plaintiff or any Settlement Class Member does not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any of the Released Claims, the Settling Parties stipulate and agree that upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged, to the fullest extent permitted by law, the benefits conferred by or under §1542 of the California Civil Code (or by any law of any state or territory of the United States, or principle of common law that is similar, comparable or equivalent of §1542 of the California Civil Code) which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Plaintiffs acknowledge, and by operation of the entry of a final order and judgment approving the Settlement the Settlement Class Members shall be deemed to have acknowledged, that Plaintiffs and the Settlement Class Members may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is the intention of Plaintiffs, and by operation of law the Settlement Class Members shall be deemed to intend, to fully, finally, and forever settle and release any and all claims released hereby known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts. Plaintiffs acknowledge, and the Settlement Class Members

shall be deemed by operation of the entry of a final order and judgment approving the Settlement to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

6. In Part III, Section 5.1, page 11, line 10, the words "dismissal with prejudice of the Action" and in Part III, Section 5.1, page 11, line 22, the words "dismissal of the Action" are stricken and replaced with the words "entry of the Judgment" or "the Court entering the Judgment," respectively, such that the paragraph in Part III, Section 5.1, page 11, lines 4-22 is amended to read as follows:

Defendants agree that Peet's or its successor shall pay reasonable attorneys' fees, expenses, and costs of Plaintiffs' Counsel as may be awarded by the Court in an amount not to exceed $550,000 and that neither Peet's, its successor, nor any of the Defendants, shall oppose an award of such sum, in the aggregate, to Plaintiffs' Counsel for their fees, reimbursement of expenses, and costs (the "Fee and Expense Amount"). The Fee and Expense Amount shall be paid by Peet's or its successor within ten business (10) days of the later of: (a) entry of the Court's order awarding such fees and expenses; (b) consummation of the Proposed Merger; or (c) entry of the Judgment. In the event that any such order is reversed or modified on appeal, Plaintiffs' counsel are jointly and severally obligated to refund to Defendants, within ten (10) business days, the amount by which the fees and expenses were reduced and all interest accrued or accumulated thereon. The Fee and Expense Amount contemplated by this section shall be Plaintiffs' and/or Plaintiffs' Counsels' sole award of fees and expenses in connection with any and all litigation concerning the Released Claims. Co-Lead Counsel for the Action shall have sole responsibility for the allocation of the attorneys' fees and expenses amongst Plaintiffs' Counsel as may be awarded by the Court. Notwithstanding any other provision of this Settlement, no fees or expenses shall be sought by or paid to Plaintiffs or Plaintiffs' Counsel absent the Proposed Transaction becoming effective under Washington law and the Court entering the Judgment which contains a release of the Released Claims as against the Released Parties. Final resolution by the Court of the Fee and Expense Amount shall not be a

precondition to Final Court Approval of the Settlement or the Court entering the Judgment in accordance with this Stipulation.

7. Each counsel or other Person executing the Amendment on behalf of any of the Settling Parties hereto hereby warrants that such Person has the full authority to do so.

8. The Amendment may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

9. Except as expressly set forth herein, all provisions of the Stipulation shall remain in full force and effect.

IN WITNESS WHEREOF, the Settling Parties hereto have caused this Amendment to be executed, by their duly authorized attorneys.

IT IS SO STIPULATED.

DATED: October 4, 2012

Respectfully submitted,

THE WEISER LAW FIRM, P.C.
KATHLEEN A. HERKENHOFF (168562)

KATHLEEN A. HERKENHOFF

12707 High Bluff Drive, Suite 200
San Diego, CA 92130
Telephone: 858/794-1441
Facsimile: 858/794-1450
kah@weiserlawfirm.com

THE WEISER LAW FIRM, P.C.
PATRICIA C. WEISER
JOSEPH M. PROFY
JAMES M. FICARO
22 Cassatt Avenue, First Floor
Berwyn, PA 19312
Telephone: 610/225-2677
Facsimile: 610/408-8062
pw@weiserlawfirm.com
jmp@weiserlawfirm.com
jmf@weiserlawfirm.com

Co-Lead Class Counsel, Chair of the Executive Committee of Plaintiffs' Counsel and Counsel for Plaintiff Robertson

DATED: October 4, 2012

BRODSKY & SMITH, LLC
EVAN J. SMITH (SBN 242352)

Evan J Smith w/permission KHH

EVAN J. SMITH

9595 Wilshire Boulevard, Suite 900
Beverly Hills, CA 90212
Telephone: 877/534-2590
Facsimile: 310/247-0160

Co-Lead Class Counsel, Chair of the Executive Committee of Plaintiffs' Counsel and Counsel for Plaintiff Bruce Weir

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DATED: October 4, 2012

LEVI & KORSINSKY, LLP
JOSEPH E. LEVI, ESQ.
MICHAEL H. ROSNER, ESQ.

Michael H Rosner w/permission KHH

MICHAEL H. ROSNER

30 Broad Street, 24th Floor
New York, NY 10004
Telephone: 212/363-7500
Facsimile: 212/363-7171

Counsel for Plaintiff Pearson and Member of the Executive Committee of Plaintiffs' Counsel

DATED: October 4, 2012

THE ROSEN LAW FIRM, P.A.
LAURENCE M. ROSEN (SBN: 219683)

Laurence M Rosen w/permission KHH

LAURENCE M. ROSEN

355 South Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: 213/785-2610
Facsimile: 213/226-4684

Counsel for Plaintiffs Schufman and Light and Member of the Executive Committee of Plaintiffs' Counsel

DATED: October 4, 2012

RIGRODSKY & LONG, P.A.
SETH D. RIGRODSKY
BRIAN D. LONG
GINA M. SERRA

Seth D. Rigrodsky w/permission KHH

SETH D. RIGRODSKY

919 North Market Street, Suite 980
Wilmington, DE 19801
Telephone: 302/295-5310
Facsimile: 302/654-7530

Counsel for Plaintiff Light and Member of the Executive Committee of Plaintiffs' Counsel

DATED: October 4, 2012

COOLEY LLP
GORDON C. ATKINSON

Gordon C Atkinson w/permission KHH

GORDON C. ATKINSON

101 California Street, 5th Floor
San Francisco, CA 94111-5800
Telephone: 415/693-2088
Facsimile: 415/693-2222

Counsel for Defendants Peet's Coffee & Tea, Inc., Patrick J. O'Dea, Gerald Baldwin, Hilary Billings, David Deno, Ted W. Hall, Michael Linton, Elizabeth Sartain and Jean-Michel Valette

DATED: October 4, 2012

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
TIMOTHY A. MILLER

Timothy A. Miller w/permission KAH

TIMOTHY A. MILLER

525 University Avenue, Suite 1100
Palo Alto, CA 94301
Telephone: 650/470-4500
Facsimile: 650/470-4570

Counsel for Defendants JAB Holdings BV and Panther Merger Co

AMENDED EXHIBIT D
TO AMENDMENT NO. 1
TO OCTOBER 1, 2012
STIPULATION OF
SETTLEMENT

THE WEISER LAW FIRM, P.C.
KATHLEEN A. HERKENHOFF (SBN 168562)
12707 High Bluff Drive, Suite 200
San Diego, CA 92130
Telephone: 858/794-1441
kah@weiserlawfirm.com

Co-Lead Class Counsel for Plaintiffs and
Chair of the Executive Committee of Plaintiffs' Counsel

[Additional Counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF ALAMEDA

JAY SCHUFMAN, Individually and on Behalf of All Others Similarly Situated, Plaintiff, vs. PEET'S COFFEE & TEA, INC., et al., Defendants.	Lead Case No. RG12-640529 (Consolidated with Case Nos. RG12-640783; RG12-640956; RG12-641418; and RG12-641259) Assigned For All Purposes To: Judge Wynne S. Carvill Department: 21
This Document Relates To: ALL ACTIONS.	**CLASS ACTION** [PROPOSED] ORDER OF FINAL APPROVAL AND JUDGMENT Date Lead Case Filed: July 24, 2012

AMENDED EXHIBIT D

This matter came before the Court for hearing, pursuant to the Preliminary Approval Order[1] of this Court dated ______, 2012, on the application of the Settling Parties for approval of the Settlement set forth in the Stipulation, and due and adequate notice having been given to the Settlement Class as required in said Preliminary Approval Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. This Court has jurisdiction over the subject matter of the Action and over all parties to the Action, including the Settlement Class Members.

2. This Order of Final Approval and Judgment (the "Judgment") incorporates and makes a part hereof: (i) the Stipulation; and (ii) the Court-approved Notice which was filed with the Court as Exhibit A to the Preliminary Approval Order.

3. The Notice of the Settlement given to the Settlement Class was the best notice practicable under the circumstances. The Notice provided due and adequate notice of the Action and of the matters set forth in the Stipulation, including the Settlement, to all Persons entitled to such notices, and the Notice fully satisfied the requirements of state law and due process, and any other applicable law, statute, or rule.

4. The Court finds that, in light of the Settling Parties' agreement to settle the claims alleged in the Action, the Settlement Class preliminarily certified in the Preliminary Approval Order meets all of the requirements of §382 of the California Code of Civil Procedure for the reasons set out in the Preliminary Approval Order. Therefore, for purposes of settlement only, the Court hereby certifies a non-opt-out Settlement Class consisting of all record and beneficial common stockholders of Peet's from July 23, 2012, through and including the date of consummation of the Proposed Transaction, including any and all of their respective successors in interest, predecessors,

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[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms shall have the same meanings and/or definitions as set forth in the Stipulation of Settlement dated October 1, 2012, as amended in Amendment No.1 to Stipulation of Settlement on October 4, 2012 (the "Stipulation").

representatives, trustees, executors, heirs, assigns, or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under any of them and each of them (the "Settlement Class"). Excluded from the Settlement Class are Defendants and members of the immediate family of any Defendant, any entity in which a Defendant has or had a controlling interest, and the legal representatives, heirs, successors or assigns of any such excluded person. Plaintiffs Jay Schufman, Bruce Weir, Timothy Robertson, David Light and Gregory Pearson are certified as the Settlement Class Representatives.

5. The Court finds the Settlement is in all respects fair, reasonable, and adequate with respect to the Settlement Class, and directs that the Settlement be consummated in accordance with the terms and conditions set forth in the Stipulation, and hereby approves the Settlement as set forth in the Stipulation.

6. Due and adequate notice of the proceedings having been provided to the Settlement Class Members, and a full opportunity having been offered to them to participate in the Settlement Hearing, it is hereby determined that they are bound by the Order of Final Approval and Judgment entered herein.

7. The Court approves the agreed upon amount for Plaintiffs' attorneys' fees and expenses (*i.e.* the Fee and Expense Amount) and directs Peet's, or Peet's successor, and the Individual Defendants to pay $550,000 to Plaintiffs' Counsel for their attorneys' fees and expenses in accordance with the terms and subject to the conditions of the Stipulation. Except as provided herein, the Released Parties shall bear no other expenses, costs, damages, or fees alleged or incurred by the Plaintiffs, by any Settlement Class Member, or by any of their attorneys, experts, advisors, agents, or representatives.

8. Upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and settled, to the fullest extent permitted by law, all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters and issues of any kind or nature whatsoever, whether legal, equitable or any other type, known or Unknown Claims (as defined in the Stipulation), contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, that have been,

could have been, or in the future can or might be asserted in the Action or in any court, tribunal or proceeding of any state or federal court (including, but not limited to, any claims arising under federal securities laws or under federal, state statutory or common law, or any other law, rule or regulation, including the law of any jurisdiction outside of the United States) by Plaintiffs or any Settlement Class Members (whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity) against the Released Parties, which have arisen, could have arisen, arise now or hereafter arise out of or relate to the allegations, facts, events, acquisitions, matters, acts, occurrences, decisions, conduct, statements, representations, omissions, or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved or set forth in, that is or could have been raised in, or referred to or otherwise related in any way to: (i) the claims or allegations asserted in the Action, (ii) the Proposed Transaction; (iii) any filing with the SEC relating to the Proposed Transaction; (iv) the negotiations in connection with the Proposed Transaction; (v) the public statements or disclosures or disclosure obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction; (vi) the fiduciary obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction, any SEC filings or any other matter in connection with the Proposed Transaction; or (vii) the entry by Defendants into the MOU, the Stipulation, the Settlement Documents or the Settlement (collectively, "Released Claims"). Notwithstanding the foregoing, this release shall not apply to or affect any shareholder's right or ability to pursue statutory appraisal rights pursuant to Chapter 23B.13 of the Washington Business Corporation Act, nor shall it bar claims for the enforcement of the terms of the Settlement.

9. The Released Claims are finally resolved without costs (except as provided for in paragraph 7, above), in full and final release, relinquishment, discharge, and settlement of any and all claims or obligations that were or could have been asserted in the Action against the Released Parties.

10. Upon the Effective Date, Defendants and the Released Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged, and be barred forever from asserting, to the fullest extent permitted by law, any claims whatsoever against Plaintiffs and Plaintiffs' Counsel arising from the initiation, prosecution, litigation,

or resolution of the Action, provided that such release shall not bar any claims for the enforcement of the terms of the Settlement.

11. The Court permanently bars and enjoins Plaintiffs and all members of the Settlement Class (and their predecessors, successors, and assigns) from commencing, prosecuting, instigating, or in any way participating in the commencement, prosecution, or instigation of any action asserting any Released Claims, including any claims by any Settlement Class Member seeking a fee based on any supplemental disclosures made by Peet's except as otherwise provided for in Paragraph 7 above, either directly, representatively, derivatively, or in any other capacity, against any Released Person. Consistent with this paragraph, the Settling Parties are directed to obtain the dismissal with prejudice on the merits of any claims asserted in any action related to the subject matter of the Action, the Proposed Transaction, or the Released Claims.

12. The Released Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of *res judicata*, collateral estoppel, release, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

13. Without affecting the finality of this Judgment in any way, pursuant to California Rule of Court 3.769(h), the Court hereby retains continuing jurisdiction over the Action and the Settling Parties for: (i) implementation of the Settlement; (ii) all other proceedings related to the implementation; and (iii) to enforce the terms of this Judgment, the Stipulation, and/or the Settlement. The time to appeal from this Judgment shall commence upon notice of entry of the Judgment.

14. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation. The fact of and provisions contained in the MOU, the Stipulation and/or this Judgment, and all negotiations, discussions, actions, and proceedings in connection with the Settlement, shall not be deemed or constitute a presumption, concession, or an admission by any of the Settling Parties, any signatory hereto or any Released Party of any fact or issue of law, fault, liability, or wrongdoing or lack

of any fault, liability, or wrongdoing, as to any facts or claims alleged or asserted, or that could have been alleged or asserted, in the Action, or any other actions or proceedings, and shall not be offered or received in evidence or otherwise used by any Person in the Action, or any other action or proceeding, except in connection with any proceeding to enforce the terms of this Settlement.

15. The Court acknowledges the agreement of the Settling Parties that, during the course of the Action, the Settling Parties and their respective counsel at all times acted professionally and in compliance with California Code of Civil Procedure §128.7, and all other similar statutes or court rules with respect to any claims or defenses in the Action. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

16. The effectiveness of the provisions of this Judgment and the obligations of the Settling Parties under the Settlement shall not be conditioned upon or subject to the resolution of any appeal from this Judgment that relates solely to the issue of the Fee and Expense Amount.

17. Pursuant to California Rule of Court 3.769(h), Judgment is hereby entered and the Court directs immediate entry of the Judgment by the Clerk of the Court.

IT IS SO ORDERED.

DATED: ____________________ ____
HONORABLE WYNNE S. CARVILL
JUDGE OF THE SUPERIOR COURT

Submitted by:

THE WEISER LAW FIRM, P.C.
KATHLEEN A. HERKENHOFF (SBN 168562)

Kathleen Herkenhoff
KATHLEEN A. HERKENHOFF

12707 High Bluff Drive, Suite 200
San Diego, CA 92130
Telephone: 858/794-1441

THE WEISER LAW FIRM, P.C.
Patricia C. Weiser
Joseph M. Profy
James M. Ficaro
22 Cassatt Avenue
Berwyn, PA 19312

Co-Lead Class Counsel, Chair of the Executive Committee of Plaintiffs' Counsel, and Counsel for Plaintiff Robertson
BRODSKY & SMITH LLC
Evan J. Smith (SBN 242352)
9595 Wilshire Boulevard, Suite 900
Beverly Hills, CA 90212
Telephone: 877/534-2590
Fax: 310/247-0160

Co-Lead Counsel for the Class, Chair of the Executive Committee of Plaintiffs' Counsel, and Counsel for Plaintiff Weir

BRAMSON, PLUTZIK, MAHLER & BIRKHAEUSER LLP
Alan R. Plutzik, Esq. (CSB # 077785)
Michael S. Strimling, Esq. (CSB # 096135)
2125 Oak Grove, Ste. 120
Walnut Creek, California 94598
Telephone: 925/945-0200
Fax: 925/945-8792

LEVI & KORSINSKY, LLP
Joseph E. Levi, Esq.
Michael H. Rosner, Esq.
30 Broad Street, 24th Floor
New York, NY 10004
Telephone: 212/363-7500
Fax: 212/363-7171

Counsel for Plaintiff Pearson and
Member of the Executive Committee of Plaintiffs' Counsel

THE ROSEN LAW FIRM, P.A.
Laurence M. Rosen (SBN: 219683)
355 South Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: 213/785-2610
Fax: 213/226-4684

Counsel for Plaintiffs Schufman and Light and
Member of the Executive Committee of Plaintiffs' Counsel

RIGRODSKY & LONG, P.A.
Seth D. Rigrodsky
Brian D. Long
Gina M. Serra
919 North Market Street, Suite 980
Wilmington, DE 19801
Telephone: 302/295-5310
Fax: 302/654-7530

Counsel for Plaintiff Light and
Member of the Executive Committee of Plaintiffs' Counsel